Exhibit 10.1

Execution Copy

SECURITIES EXCHANGE AGREEMENT

DATED MARCH 28, 2022

BY AND BETWEEN

HALL OF FAME RESORT & ENTERTAINMENT COMPANY,

AND

CH CAPITAL LENDING, LLC

i

SECURITIES EXCHANGE AGREEMENT

This SECURITIES EXCHANGE AGREEMENT (this “Agreement”), dated March 28, 2022 (the “Agreement Date”), is made and entered into by and between Hall of Fame Resort & Entertainment Company, a Delaware corporation (the “Company”), and CH Capital Lending, LLC, a Delaware limited liability company (“Holder”).

RECITALS

A.  On June 4, 2021, Holder purchased from the Company 15,000 Units, each Unit consisting of (a) one share of the Company’s 7.00% Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), and (b) 163.3987 warrants to purchase shares of Common Stock (“Series D Warrants”), each Series D Warrant exercisable for one share of Common Stock.

B. Pursuant to Amendment Number 6 to the Term Loan Agreement (“Term Loan Amendment Number 6”), dated as of March 1, 2022, among the Company, HOF Village Newco, LLC (“Newco”), HOF Village Stadium, LLC, and HOF Village Youth Fields, LLC, as borrowers, and Holder, as administrative agent and lender, as consideration in part for the transactions contemplated by Term Loan Amendment Number 6, the Company agreed, subject to approval of its Board of Directors, upon the request of Holder, to exchange (the “Exchange”) each share of Series B Preferred Stock that is held by Holder for one share of the Company’s 7.00% Series C Convertible Preferred Stock,” par value $0.0001 per share (the “Series C Preferred Stock”), in a transaction exempt from registration pursuant to Section 4(a)(2) of the Securities Act.

C. The Company’s Board of Directors and Audit Committee have approved the Exchange, and Holder has requested the Exchange. The Company filed the certificate of designations of the Series C Preferred Stock with the Delaware Secretary of State on March 28, 2022.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Purchaser hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01. Definitions. As used in this Agreement, the following terms have the respective meanings stated below:

“Affiliate” means, with respect to a specified Person, any other Person, whether now in existence or hereafter created, directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, “controlling,” “controlled by,” and “under common control with”) means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning given to such term in the introductory paragraph hereof.

“Agreement Date” has the meaning given to such term in the introductory paragraph hereof.

“Closing Date” means the date on which the Company and Holder will consummate the transactions contemplated by this Agreement. The Closing Date shall be mutually agreed to by the Company and Holder, and shall be no later than March 28, 2022.

“Common Stock” means the Company’s common stock, par value $0.0001 per share.

“Company” has the meaning given to such term in the introductory paragraph of this Agreement.

“Exchange” has the meaning given to such term in the Recital B.

“Holder” have the meaning given to such term in the introductory paragraph of this Agreement.

“Law” means any federal, state, local or foreign order, writ, injunction, judgment, settlement, award, decree, statute, law, rule or regulation.

“Party” or “Parties” means the Company and Holder, individually or collectively, as the case may be.

“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

“Representatives” of any Person means the Affiliates, control persons, officers, directors, employees, agents, counsel, investment bankers and other representatives of such Person.

“SEC” means the United States Securities and Exchange Commission.

“SEC Documents” means the reports, schedules and statements filed by the Company under the Securities Exchange Act of 1934, as amended.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

“Series B Preferred Stock” has the meaning given to such term in the Recital A.

“Series C Preferred Stock” has the meaning given to such term in the Recital B.

“Share” means a share of Series C Preferred Stock.

“Term Loan Amendment 6” has the meaning given to such term in the Recital B.

“Units” has the meaning given to such term in the Recital A.

“Warrant Shares” means the shares of Common Stock to be issued upon exercise of the Series D Warrants.

“Series D Warrants” has the meaning given to such term in the Recital A.

ARTICLE II
SECURITIES EXCHANGE

Section 2.01. Securities Exchange. Subject to the terms and conditions set forth in this Agreement, for each share of Series B Preferred Stock owned by Holder, Holder hereby exchanges and assigns all of Holder’s right, title and interest in and to such share of Series B Preferred Stock in exchange for one share of Series C Preferred Stock issued by the Company.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Holder that the representations and warranties set forth in this Article III are true and correct as of the Agreement Date, and will be true and correct as of the Closing Date.

Section 3.01. Valid Existence. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware.

Section 3.02. Authority. The execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby, are within the powers of the Company, and have been or will have been duly authorized by all necessary action on the part of the Company. This Agreement constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement or creditors’ rights generally or (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

Section 3.03. No Approvals. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby require no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any third Person or any governmental body or agency.

Section 3.04. No Violations. The execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated by this Agreement, do not and will not (a) violate the certificate of incorporation or bylaws of the Company, (b) violate any agreement to which the Company is a party or by which the Company or any of its property or assets is bound or (c) violate any law, rule, regulation, judgment, injunction, order or decree applicable to the Company.

Section 3.05. Valid Issuance. The Shares, when issued in accordance with this Agreement, will be duly and validly authorized and issued, fully-paid and non-assessable.

Section 3.06. No Broker. There is no investment banker, broker, finder or other intermediary that has been retained by, will be retained by or is authorized to act on behalf of the Company, and who might be entitled to any fee or commission upon consummation of the transactions contemplated by this Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PURCHASER

Holder represents and warrants to the Company that the representations and warranties set forth in this Article IV are true and correct as of the Agreement Date, and will be true and correct as of the Closing Date.

Section 4.01. Valid Existence. Holder has been duly formed and is validly existing and in good standing under the laws of the state of its organization.

Section 4.02. Authorization. The execution, delivery and performance by Holder of this Agreement, and the consummation of the transactions contemplated hereby are within the powers of Holder, and have been or will have been duly authorized by all necessary action on the part of Holder. This Agreement constitutes a valid and binding agreement of Holder, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement or creditors’ rights generally or (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

Section 4.03. No Approvals. The execution, delivery and performance by Holder of this Agreement and the consummation of the transactions contemplated hereby require no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any third Person or any governmental body or agency.

Section 4.04. No Violations. The execution, delivery and performance by Holder of this Agreement, and the consummation of the transactions contemplated by this Agreement, do not and will not (a) violate Holder’s certificate of formation or operating agreement (or equivalent organizational documents), (b) violate any agreement to which Holder is a party or by which Holder, or any of its properties or assets, is bound or (c) violate any law, rule, regulation, judgment, injunction, order or decree applicable to Holder.

Section 4.05. No Broker. There is no investment banker, broker, finder or other intermediary that has been retained by, will be retained by or is authorized to act on behalf of Holder, and who might be entitled to any fee or commission upon consummation of the transactions contemplated by this Agreement.

Section 4.06. Investment. The Shares are being acquired for Holder’s own account, or the accounts of clients for whom Holder exercises discretionary investment authority, not as a nominee or agent, and with no present intention of distributing the Shares or any part thereof, and Holder has no present intention of selling or granting any participation in or otherwise distributing any of the Shares, in any transaction in violation of the securities Laws of the United States of America or any state, without prejudice, however, to Holder’s right at all times to sell or otherwise dispose of all or any part of the Shares under an exemption from such registration available under the Securities Act (including, without limitation, if available, Rule 144 promulgated thereunder). If Holder should in the future decide to dispose of any of the Shares, Holder understands and agrees that it may do so only in compliance with the Securities Act and applicable state securities Laws as then in effect.

Section 4.07. Nature of Holder. Holder represents and warrants to, and covenants and agrees with, the Company that, (a) it is an institution that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, and (b) by reason of its business and financial experience it has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, is able to bear the economic risk of such investment and, at the present time, would be able to afford a complete loss of such investment. Holder is not an entity formed for the specific purpose of acquiring the Shares.

Section 4.08. Receipt of Information. Holder acknowledges that it (a) has access to the SEC Documents, (b) has been provided a reasonable opportunity to ask questions of and receive answers from Representatives of the Company regarding such matters, and (c) has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the acquisition of the Shares.

Section 4.09. Restricted Shares. Holder understands that the Shares it is purchasing are characterized as “restricted securities” under the federal securities Laws, inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under such Laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Holder represents that it is knowledgeable with respect to Rule 144 of the SEC promulgated under the Securities Act.

Section 4.10. Legend. It is understood that the certificates evidencing the Shares will bear the following legend:

“These securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state or other jurisdiction. These securities may not be sold or offered for sale, pledged or hypothecated except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration thereunder, in each case in accordance with all applicable securities laws of the states or other jurisdictions, and in the case of a transaction exempt from registration, such securities may only be transferred if the transfer agent for such securities has received documentation satisfactory to it that such transaction does not require registration under the Securities Act.”

Section 4.11. Reliance on Exemptions. Holder understands that the Shares are being offered and sold to Holder in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws, and that the Company is relying upon the truth and accuracy of, and Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Holder set forth herein in order to determine the availability of such exemptions and the eligibility of Holder to acquire the Shares.

ARTICLE V
COVENANTS

Section 5.01. Holder Lock-Up. Without the prior written consent of the Company, Holder agrees that from the Closing Date until the end of the 180th day after the Closing Date, neither Holder nor any of its Affiliates will offer, sell, pledge or otherwise transfer or dispose of any of the Shares or enter into any transaction or device designed to do the same; provided, however, that Holder may transfer the Shares to an Affiliate of Holder, so long as such Affiliate agrees to the restrictions in this Section 5.01.

ARTICLE VI
MISCELLANEOUS

Section 6.01. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. Article, Section and Exhibit references are to this Agreement, unless otherwise specified.

Section 6.02. Severability. If any provision in this Agreement is held to be illegal, invalid, not binding, or unenforceable, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid, not binding or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions shall remain in full force and effect.

Section 6.03. Survival. The representations and warranties of the Parties contained in this Agreement shall survive the consummation of the transactions contemplated hereby.

Section 6.04. Waiver and Amendment. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party to this Agreement, or in the case of a waiver, by the Party against whom the waiver is to be effective.

Section 6.05. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns; provided that, except as set forth in the immediately following sentence, (a) no Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the written consent of each other Party hereto, and (b) any such purported assignment in violation of the terms hereof shall be null and void ab initio. Notwithstanding the foregoing, Holder shall have the right to assign, delegate, and transfer its rights and obligations under this Agreement to any Affiliate of Holder, so long as such Affiliate (i) assumes all of the obligations of Holder under this Agreement and (ii) reaffirms, as to such Affiliate, all of the representations and warranties made by Holder under Article IV.

Section 6.06. Communications. All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, air courier guaranteeing overnight delivery, electronic mail or personal delivery to the following addresses:

(a)	If to Holder:

CH CAPITAL LENDING, LLC
c/o Industrial Realty Group, LLC
11111 Santa Monica Blvd., Suite 800
Los Angeles, CA 90025
Attention: Richard Klein
Email: RKlein@industrialrealtygroup.com

With a copy to (which shall not constitute notice):

Fainsbert Mase Brown & Sussman, LLP
11111 Santa Monica Blvd., Suite 810
Los Angeles, CA 90025
Attention: Dean Sussman, Esq.
Email: DSussman@fms-law.com

(b)	If to the Company:

Hall of Fame Resort & Entertainment Company
2626 Fulton Dr. NW
Canton, OH 44718
Attention: Michael Crawford
Email: Michael.Crawford@HOFVillage.com

and

Hall of Fame Resort & Entertainment Company
2626 Fulton Dr. NW
Canton, OH 44718
Attention: Tara Charnes
Email: tara.charnes@HOFVillage.com

With a copy to (which shall not constitute notice):

Hunton Andrews Kurth LLP
2200 Pennsylvania Ave., N.W.
Washington, DC 20037
Attention: Steve Patterson
Email: spatterson@hunton.com

or to such other address as any Party may designate in writing. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; at the time of transmittal, if sent via electronic mail; upon actual receipt if sent by certified mail, return receipt requested, or regular mail, if mailed; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

Section 6.07. Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, among the Parties with respect to the subject matter of this Agreement.

Section 6.08. Governing Law. This Agreement will be construed in accordance with and governed by the Laws of the State of New York.

Section 6.09. Jurisdiction; Waiver of Jury Trial. Each of the Parties hereto (a) consents to submit itself to the personal jurisdiction of any Federal or state court located in the Borough of Manhattan in the City of New York, New York, in the event any dispute arises out of this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement in any court other than a Federal or state court located in the Borough of Manhattan in the City of New York, New York. Each of the Parties hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this agreement or the transactions contemplated hereby.

Section 6.10. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different Parties hereto in separate counterparts, including facsimile or .pdf format counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

(Signature Page Follows)

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the Agreement Date first above written.

Company:

HALL OF FAME RESORT & ENTERTAINMENT COMPANY,
a Delaware corporation

By:	/s/ Michael Crawford
	Name:	Michael Crawford
	Title:	Chief Executive Officer

Purchaser:

CH CAPITAL LENDING, LLC,
a Delaware limited liability company

By:	Holdings SPE Manager, LLC,
a Delaware limited liability company,
its Manager

	By:	/s/ John A. Mase
		Name:	John A. Mase
		Title:	CEO